Exhibit 10.9

EXECUTION VERSION AMENDMENT NO. 1, dated as of March 31, 2015 (this “Amendment”), to the Credit
Agreement, dated as of February 6, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE ADVISORY BOARD COMPANY, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), each Lender from time to time party thereto and the other agents and arrangers party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 9.02 of the Credit Agreement provides that the Credit Agreement may be amended or waived to effect certain changes thereto with the written consent of the Administrative Agent and the Required Lenders;

WHEREAS, the Borrower desires to amend, and the Borrower has requested that the Required Lenders and the Administrative Agent agree to amend, the Credit Agreement on the terms set forth herein;

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, and the Administrative Agent are willing to agree to the amendments of the Credit Agreement described herein subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. Subject to the satisfaction of the conditions set forth in Section 2 hereof, upon the Effective Date (as defined below), the Required Lenders consent to the following amendment to the Credit Agreement:

(a) The definition of “Banking Services” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “any Person that, at the time such services are initially provided, is” immediately following the phrase “provided to the Borrower or any Subsidiary by”.

(b) The definition of “Swap Obligation” in Section 1.01 of the Credit
Agreement is hereby amended and restated in its entirety as follows:

“Swap Obligation” means, with respect to the Borrower or any Subsidiary Guarantor, any obligation to pay or perform under any transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act with any Person that, at the time such transaction is entered into, is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or any Lender.

Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Effective Date”) on which the following conditions have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from the Required Lenders and the Borrower either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or .pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Loan Document. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Banks, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE ADVISORY BOARD COMPANY, as Borrower

By:	/s/ Michael T. Kirshbaum
Name: Michael T. Kirshbaum
Title: Chief Financial Officer

[Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James A. Knight
Name: James A. Knight
Title: Vice President

[Amendment No. 1 Signature Page]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Allen Chang
Name: Allen Chang
Title: Authorized Signatory

[Amendment No. 1 Signature Page]

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Allen Chang
Name: Allen Chang
Title: Vice President

[Amendment No. 1 Signature Page]

BARCLAY'S BANK PLC., as a Lender

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

[Amendment No. 1 Signature Page]

SunTrust Bank.,

By:	/s/ John Cappellari
Name: John Cappellari
Title: Director

[Amendment No. 1 Signature Page]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Frank S. Kaulback III
Name: Frank S. Kaulback III
Title: Senior Vice President

[Amendment No. 1 Signature Page]

MUFG Union Bank, N.A., as a Lender

By:	/s/ Christine Davis
Name: Christine Davis
Title: Director

[Amendment No. 1 Signature Page]

Regions Bank, as a Lender

By:	/s/ Bruce Rudolph
Name: Bruce Rudolph
Title: Vice President

[Amendment No. 1 Signature Page]

Citizens Bank, N.A. (f/k/a RBS Citizens, N.A), as a Lender

By:	/s/ Andrew J Meara
Name: Andrew J Meara
Title: Senior Vice President

[Amendment No. 1 Signature Page]

HSBC Bank USA, N.A. as a Lender

By:	/s/ John Treadwell
Name: John Treadwell
Title: Vice President

[Amendment No. 1 Signature Page]

GE CAPITAL BANK, as a Lender

	By:	/s/ Paul Sleet
Name: Paul Sleet
Title: Duly Authorized Signatory

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 1 Signature Page]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

	By:	/s/ R. Hanes Whiteley
Name: R. Hanes Whiteley
Title: Duly Authorized Signatory

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 1 Signature Page]

CAPITAL ONE, N.A., as a Lender

	By:	/s/ Katherine A. Marcotte
Name: Katherine A. Marcotte
Title: Senior Vice President

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 1 Signature Page]

TD Bank, N.A., as a Lender

	By:	/s/ Mark Worthy
Name: Mark Worthy
Title: Vice President

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 1 Signature Page]